FOR IMMEDIATE RELEASE

STRATASYS FILES PRELIMINARY PROXY STATEMENT IN CONNECTION WITH
PROPOSED COMBINATION WITH OBJET

Company Releases Q1 Non-GAAP Pro Forma Financial Results of $0.32 per Share

MINNEAPOLIS, MN – June 11, 2012 – Stratasys, Inc. (NASDAQ: SSYS), a leading manufacturer of 3D printers and production systems for prototyping and manufacturing applications, today announced that it has filed preliminary proxy materials with the Securities and Exchange Commission (“SEC”) in connection with the company’s pending merger with Objet Ltd., a leading manufacturer of 3D printers for rapid prototyping based in Rehovot, Israel. As previously announced on April 16, 2012, Stratasys and Objet entered into a definitive merger agreement under which the companies will combine in an all-stock transaction with a combined equity value of approximately $1.4 billion.

“We are pleased with the progress we are making as we move forward with the combination of our two companies, creating a leader within the high-growth 3D printing and direct digital manufacturing industry,” said Scott Crump, chief executive officer and chairman of Stratasys. “We are confident that this transaction will build significant long-term value for all stakeholders of both companies, including stockholders, channel partners, customers, and employees.”

Pro Forma Financial Results

The proxy statement provides certain pro forma financial results that outline the combined performance for Stratasys and Objet during prior periods. Included in this press release are certain financial tables that outline the pro forma results on a GAAP and non-GAAP basis for the 3-month period ended March 31, 2012, and the 12-month period ended December 31, 2011. Stratasys standalone results for the same periods, which were previously released, are also provided in the financial tables of this press release for comparative purposes.

The Stratasys and Objet combined pro forma revenue and earnings per share for the 3-month period ended March 31, 2012 on a non-GAAP basis are $83.0 million and $0.32 per share, respectively, compared to Stratasys standalone reported non-GAAP revenue and earnings of $45.0 million and $0.28 per share.

The combined pro forma revenue and earnings per share for the 12-month period ended December 31, 2011 on a non-GAAP basis are $277.0 million and $0.94 per share, respectively, compared to Stratasys standalone reported non-GAAP revenue and earnings of $155.9 million and $1.04 per share.

The non-GAAP financial measures, which exclude certain charges, expenses and income, are outlined in more detail in the tables provided at the end of this press release.

Transaction Overview

As previously announced, under the terms of the agreement, Stratasys will merge with a subsidiary of Objet, and Stratasys stockholders will receive one Objet ordinary share for each share of Stratasys common stock they own, and Objet will change its name to Stratasys Ltd. Upon closing of the transaction, Stratasys stockholders are expected to own 55 percent and Objet stockholders are expected to own 45 percent of the combined company on a fully diluted basis using the treasury stock method.

The merger of Stratasys and Objet is expected to create a world class company offering an impressive portfolio of 3D printing and direct digital manufacturing solutions. The combined company should be well positioned to provide customers with the right solution by offering systems that produce parts with a wide range of capabilities and materials. The combined marketing and sales capabilities will provide extensive geographic reach, which should help grow customer awareness of the many opportunities to employ 3D printing and rapid prototyping techniques. Existing customers will benefit from a broader range of products that offer complementary functionality, which will create opportunities to cross-sell the product lines into the combined company’s installed base. In addition, the combined company expects to expand its access to new customers across multiple industries. With a significant increase in scale, the new Stratasys will seek to grow efficiently and faster through its combined organization.

Stratasys continues to project that the merger will close in the third quarter of 2012. As announced on June 5, 2012, Stratasys received notification of early termination of the waiting period required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”), as amended, in connection with the combination with Objet. Accordingly, the condition to the closing of the transaction with respect to the early termination or expiration of the applicable waiting periods under the HSR Act has been satisfied. The closing of the transaction is subject to the approval by Stratasys stockholders, registration of the Objet shares issuable to Stratasys stockholders with the SEC, listing of Objet shares on the NASDAQ Global Select Market, and the satisfaction of regulatory requirements and other customary closing conditions.

Advisors

Piper Jaffray & Co. is acting as financial advisor to Stratasys and rendered an opinion, from a financial point of view, as to the fairness to the Stratasys stockholders of the exchange ratio provided for in the merger. The firms McLaughlin & Stern, LLP, Richards, Layton & Finger, P.A., Latham & Watkins LLP, and Fischer Behar Chen Well Orion & Co. are acting as Stratasys’ legal advisors. J.P. Morgan Securities LLC is acting as financial advisor to Objet and the firms Meitar Liquornik Geva & Leshem Brandwein and Cooley LLP are acting as its legal advisors.

Cautionary Statement Regarding Forward-Looking Statements

All statements herein that are not historical facts or that include such words as “expects,” “anticipates,” “projects,” “estimates,” “vision,” “could,” “potential,” “plan”, “intends”, “desires”, “assume” or “believes” or similar words constitute forward-looking statements covered by the safe harbor protection of the Private Securities Litigation Reform Act of 1995. Except for the historical information herein, the matters discussed in this news release are forward-looking statements that involve risks and uncertainties. These include statements regarding the expected timing and ultimate closing of the merger with Objet, as well as the financial and operating results of the combined company after, and the anticipated benefits of, the merger; the size of the 3D printing market; our objectives for the marketing and sale of our Dimension®, uPrint® and Mojo® 3D Printers; our support removal systems; and our Fortus® 3D Production Systems, particularly for use in direct digital manufacturing (DDM); the demand for our proprietary consumables; the expansion of our paid parts service; and our beliefs with respect to the growth in the demand for our products. Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. Risks and uncertainties that may affect our business include our ability to penetrate the 3D printing market; the success of our distribution agreement with HP; our ability to achieve the growth rates experienced in preceding quarters; our ability to introduce, produce and market consumable materials, and the market acceptance of these materials; the impact of competitive products and pricing; our timely development of new products and materials and market acceptance of those products and materials; the success of our recent R&D initiative to expand the DDM capabilities of our core FDM technology; the success of our RedEye On Demand™ and other paid parts services; our ability to obtain the necessary approvals, including the affirmative vote of the Stratasys stockholders, and to satisfy the necessary closing conditions in order to successfully close the merger; our ability to successfully integrate and market the combined company’s products; the combined company’s ability to achieve the expected revenue targets; the combined company’s ability to attract and retain management; and the combined company’s ability to protect and defend intellectual property. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change. In addition to the statements described above, such forward-looking statements are subject to the risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission, including our annual reports on Form 10-K and quarterly reports on Form 10-Q.

Important Information for Investors and Stockholders

In connection with the merger, Objet has filed with the SEC a registration statement on Form F-4, which includes a proxy statement/prospectus of Stratasys and a prospectus of Objet, as well as other relevant materials in connection with the proposed transaction. Stratasys has concurrently filed the same proxy statement/prospectus with the SEC and will mail it to Stratasys stockholders for purposes of soliciting proxies for voting in favor of approving the merger at a special meeting of Stratasys stockholders called for the purpose of adopting the merger agreement and approving the merger. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS BECAUSE THESE MATERIALS CONTAIN IMPORTANT INFORMATION ABOUT STRATASYS, OBJET AND THE PROPOSED TRANSACTION. The proxy statement/prospectus and other relevant materials and any other related documents filed with the SEC may be obtained free of charge on the SEC’s website at www.sec.gov or via the Stratasys website at www.stratasys.com. Stockholders may also obtain a copy of the SEC filings free of charge upon written request to Stratasys, Attention: Shane Glenn, Director of Investor Relations, 7665 Commerce Way, Eden Prairie, Minnesota 55344.

Stratasys’ executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Stratasys in connection with the Merger. Information about Stratasys’ executive officers and directors and their ownership of Stratasys common stock is set forth in the proxy statement/prospectus filed with the SEC and in Amendment No. 1 on Form 10-K/A to Stratasys’ Annual Report on Form 10-K for the year ended December 31, 2011, which amendment was filed with the SEC on April 27, 2012.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Stratasys

Stratasys Inc. is a maker of additive-manufacturing machines for prototyping and producing plastic parts. The company markets under the brands Mojo, uPrint and Dimension 3D Printers and Fortus Production 3D Printers. The company also operates RedEye On Demand, a digital-manufacturing service for prototypes and production parts. Stratasys manufactures 3D printers for Hewlett Packard, which it sells under the brand Designjet3D. In 2011 Stratasys acquired 3D printer maker Solidscape Inc. According to Wohlers Report 2012, Stratasys had a 41.5 percent market share in 2011, and has been the unit market leader for the tenth consecutive year. Stratasys patented and owns the Fused Deposition Modeling (FDM®) process. The process creates functional prototypes and manufactured goods directly from any 3D CAD program, using high-performance industrial thermoplastics. The company holds more than 285 granted or pending additive-manufacturing patents globally. Stratasys products are used in the aerospace, defense, automotive, medical, business and industrial equipment, education, architecture, and consumer-product industries. Online at: www.Stratasys.com

FDM, Dimension, Fortus, uPrint, Mojo and Stratasys are registered trademarks of Stratasys Inc. Fused Deposition Modeling is a trademark of Stratasys Inc.

Contacts

Stratasys
Investors:
Shane Glenn, Director, Investor Relations
952-294-3416
shane.glenn@stratasys.com

Media:
Joe Hiemenz
952-906-2726
joe.hiemenz@stratasys.com

Jamie Moser / Andi Rose / Jennifer Beugelmans
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449

STRATASYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

Three Months Ended March 31, 2012
	As Reported	Pro Forma		Pro Forma	Non-GAAP		Non-GAAP
(in thousands, except per share data)	(unaudited)	Adjustments		(unaudited)	Adjustments		(unaudited)
Net sales
Products	$37,546	$-		$37,546	$-		$37,546
Services	7,418	-		7,418	-		7,418
	44,964	-		44,964	-		44,964

Cost of sales
Products	17,810	-		17,810	(436)	(b)	17,374
Services	4,199	-		4,199	-		4,199
	22,009	-		22,009	(436)		21,573

Gross profit	22,955	-		22,955	436		23,391

Operating expenses
Research and development	4,352	-		4,352	-		4,352
Selling, general and administrative	11,375	(981)	(a)	10,394	(614)	(c)	9,780
	15,727	(981)		14,746	(614)		14,132

Operating income	7,228	981		8,209	1,050		9,259

Other income (expense)
Interest income, net	250	-		250	-		250
Foreign currency transaction losses, net	(52)	-		(52)	-		(52)
Other, net	98	-		98	-		98
	296	-		296	-		296

Income before income taxes	7,524	981		8,505	1,050		9,555

Income tax expense	3,002	-		3,002	417	(d)	3,419

Net income	$4,522	$981		$5,503	$633		$6,136

Earnings per common share
Basic	$0.21	$0.05		$0.26	$0.03		$0.29
Diluted	$0.21	$0.04		$0.25	$0.03		$0.28

Weighted average number of common
shares outstanding
Basic	21,266			21,266			21,266
Diluted	21,802			21,802			21,802

(a) Represents expense associated with the Company's current efforts to combine with Objet Ltd.
(b) Represents amortization expense related to acquired Solidscape, Inc. intangible assets.
(c) Represents non-cash stock-based compensation expense of $0.48 million and amortization expense of $0.13 million related to acquired Solidscape, Inc. intangible assets
(d) Represents the tax benefit related to non-GAAP adjustments.

STRATASYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

Twelve Months Ended December 31, 2011
		Pro Forma	Pro Forma	Non-GAAP		Non-GAAP
(in thousands, except per share data)	As Reported	Adjustments	(unaudited)	Adjustments		(unaudited)
Net sales
Products	$127,476	$-	$127,476	$-		$127,476
Services	28,418	-	28,418	-		28,418
	155,894	-	155,894	-		155,894

Cost of sales
Products	61,545	-	61,545	(1,724)	(a)	59,821
Services	11,945	-	11,945	-		11,945
	73,490	-	73,490	(1,724)		71,766

Gross profit	82,404	-	82,404	1,724		84,128

Operating expenses
Research and development	14,360	-	14,360	-		14,360
Selling, general and administrative	39,038	-	39,038	(2,558)	(b)	36,480
	53,398	-	53,398	(2,558)		50,840

Operating income	29,006	-	29,006	4,282		33,288

Other income (expense)
Interest income, net	923	-	923	-		923
Foreign currency transaction losses, net	(888)	-	(888)	-		(888)
Other, net	2,311	-	2,311	(1,830)	(c)	481
	2,346	-	2,346	(1,830)		516

Income before income taxes	31,352	-	31,352	2,452		33,804

Income tax expense	10,726	-	10,726	601	(d)	11,327

Net income	$20,626	$-	$20,626	$1,851		$22,477

Earnings per common share
Basic	$0.98	$-	$0.98	$0.09		$1.06
Diluted	$0.95	$-	$0.95	$0.09		$1.04

Weighted average number of common
shares outstanding
Basic	21,133		21,133			21,133
Diluted	21,653		21,653			21,653

(a) Represents amortization expense of $1.16 million related to acquired Solidscape, Inc. intangible assets and expense of $0.56 million for the revaluation of Solidscape, Inc. inventory at the time of acquisition.
(b) Represents non-cash stock-based compensation expense of $1.59 million, amortization expense of $0.36 million related to acquired Solidscape, Inc. intangible assets and expense of $0.61 million for the acquisition of Solidscape, Inc.
(c) Represents a gain of $1.20 million on the sale of an equity investment and a gain of $0.63 million on the sale of an auction rate security
(d) Represents the tax benefit related to non-GAAP adjustments.

OBJET LTD.

RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

Three Months Ended March 31, 2012
	As Reported	Pro Forma		Pro Forma	Non-GAAP		Non-GAAP
(in thousands, except per share data)	(unaudited)	Adjustments		(unaudited)	Adjustments		(unaudited)
Net sales
Products	$33,697	$-		$33,697	$-		$33,697
Services	4,378	-		4,378	-		4,378
	38,075	-		38,075	-		38,075

Cost of sales
Products	9,911	7,489	(a)	17,400	(7,010)	(e)	10,390
Services	4,004	150	(b)	4,154	(150)	(b)	4,004
	13,915	7,639		21,554	(7,160)		14,394

Gross profit	24,160	(7,639)		16,521	7,160		23,681
					.
Operating expenses
Research and development	3,849	429	(b)	4,278	(429)	(b)	3,849
Selling, general and administrative	16,171	2,434	(c)	18,605	(5,971)	(f)	12,634
	20,020	2,863		22,883	(6,400)		16,483

Operating income	4,140	(10,502)		(6,362)	13,560		7,198

Other income (expense)
Other, net	(101)	-		(101)	-		(101)
	(101)	-		(101)	-		(101)

Income before income taxes	4,039	(10,502)		(6,463)	13,560		7,097

Income tax expense	645	(803)	(d)	(158)	803	(d)	645

Net income	$3,394	$(9,699)		$(6,305)	$12,757		$6,452

(a) Represents amortization expense of $6.87 million related to acquired Objet intangible assets, non-cash stock-based compensation expense of $0.14 million and a $0.48 million reclassification of shipping and handling costs from selling, general and administrative.
(b) Represents non-cash stock-based compensation expense.
(c) Represents amortization expense of $1.96 million related to acquired Objet intangible assets, non-cash stock-based compensation expense of $1.65 million, the elimination of $0.69 million of transaction costs related to the merger and a $0.48 million reclassification of shipping and handling costs to cost of sales.
(d) Represents the tax benefit related to non-GAAP adjustments.
(e) Represents amortization expense of $6.87 million related to acquired Objet intangible assets and non-cash stock-based compensation expense of $0.14 million.
(f) Represents amortization expense of $1.96 million related to acquired Objet intangible assets, non-cash stock-based compensation expense of $1.65 million and expense of $2.37 million related to Objet's previously planned initial public offering.

OBJET LTD.

RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

Twelve Months Ended December 31, 2011
		Pro Forma		Pro Forma	Non-GAAP		Non-GAAP
(in thousands, except per share data)	As Reported	Adjustments		(unaudited)	Adjustments		(unaudited)
Net sales
Products	$105,759	$-		$105,759	$-		$105,759
Services	15,337	-		15,337	-		15,337
	121,096	-		121,096	-		121,096

Cost of sales
Products	34,008	30,042	(a)	64,050	(28,141)	(e)	35,909
Services	12,946	651	(b)	13,597	(651)	(b)	12,946
	46,954	30,693		77,647	(28,792)		48,855

Gross profit	74,142	(30,693)		43,449	28,792		72,241
					.
Operating expenses
Research and development	14,569	1,854	(b)	16,423	(1,854)	(b)	14,569
Selling, general and administrative	42,062	15,203	(c)	57,265	(17,104)	(f)	40,161
	56,631	17,057		73,688	(18,958)		54,730

Operating income	17,511	(47,750)		(30,239)	47,750		17,511

Other income (expense)
Other, net	(1,228)	-		(1,228)	-		(1,228)
	(1,228)	-		(1,228)	-		(1,228)

Income before income taxes	16,283	(47,750)		(31,467)	47,750		16,283

Income tax expense	1,589	(3,458)	(d)	(1,869)	3,458	(d)	1,589

Net income	$14,694	$(44,292)		$(29,598)	$44,292		$14,694

(a) Represents amortization expense of $27.47 million related to acquired Objet intangible assets, non-cash stock-based compensation expense of $0.67 million and a $1.90 million reclassification of shipping and handling costs from selling, general and administrative.
(b) Represents non-cash stock-based compensation expense.
(c) Represents amortization expense of $7.82 million related to acquired Objet intangible assets, non-cash stock-based compensation expense of $9.28 million and a $1.90 million reclassification of shipping and handling costs to cost of sales.
(d) Represents the tax benefit related to non-GAAP adjustments.
(e) Represents amortization expense of $27.47 million related to acquired Objet intangible assets and non-cash stock-based compensation expense of $0.67 million.
(f) Represents amortization expense of $7.82 million related to acquired Objet intangible assets and non-cash stock-based compensation expense of $9.28 million.

UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS

RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

Three Months Ended March 31, 2012
	As Reported	Pro Forma		Pro Forma	Non-GAAP		Non-GAAP
(in thousands, except per share data)	(unaudited)	Adjustments		(unaudited)	Adjustments		(unaudited)
Net sales
Products	$71,243	$-		$71,243	$-		$71,243
Services	11,796	-		11,796	-		11,796
	83,039	-		83,039	-		83,039

Cost of sales
Products	27,721	7,489	(a)	35,210	(7,446)	(e)	27,764
Services	8,203	150	(b)	8,353	(150)	(b)	8,203
	35,924	7,639		43,563	(7,596)		35,967

Gross profit	47,115	(7,639)		39,476	7,596		47,072
					.
Operating expenses
Research and development	8,201	429	(b)	8,630	(429)	(b)	8,201
Selling, general and administrative	27,546	1,453	(c)	28,999	(6,585)	(f)	22,414
	35,747	1,882		37,629	(7,014)		30,615

Operating income	11,368	(9,521)		1,847	14,610		16,457

Other income (expense)
Interest income, net	250	-		250	-		250
Foreign currency transaction losses, net	(52)	-		(52)	-		(52)
Other, net	(3)	-		(3)	-		(3)
	195	-		195	-		195

Income before income taxes	11,563	(9,521)		2,042	14,610		16,652

Income tax expense	3,647	(803)	(d)	2,844	1,220	(d)	4,064

Net income	$7,916	$(8,718)		$(802)	$13,390		$12,588

Earnings per common share
Basic	$0.22	$(0.24)		$(0.02)	$0.36		$0.34
Diluted	$0.20	$(0.22)		$(0.02)	$0.34		$0.32

Weighted average number of common
shares outstanding
Basic	36,695			36,695			36,695
Diluted	39,854			36,695			39,854

(a) Represents amortization expense of $6.87 million related to acquired Objet intangible assets, non-cash stock-based compensation expense of $0.14 million and a $0.48 million reclassification of shipping and handling costs from selling, general and administrative.
(b) Represents non-cash stock-based compensation expense.
(c) Represents amortization expense of $1.96 million related to acquired Objet intangible assets, non-cash stock-based compensation expense of $1.65 million, the elimination of $1.67 million of transaction costs related to the merger and a $0.48 million reclassification of shipping and handling costs to cost of sales.
(d) Represents the tax benefit related to non-GAAP adjustments.
(e) Represents amortization expense of $7.30 million related to acquired intangible assets and non-cash stock-based compensation expense of $0.14 million.
(f) Represents amortization expense of $2.09 million related to acquired intangible assets, non-cash stock-based compensation expense of $2.13 million, and expense of $2.37 million related to Objet's previously planned initial public offering

UNAUDITED CONDENSED COMBINED STATEMENTS OF OPERATIONS

RECONCILIATION OF NON-GAAP TO GAAP RESULTS OF OPERATIONS

Twelve Months Ended December 31, 2011
	As Reported	Pro Forma		Pro Forma	Non-GAAP		Non-GAAP
(in thousands, except per share data)	(unaudited)	Adjustments		(unaudited)	Adjustments		(unaudited)
Net sales
Products	$233,235	$-		$233,235	$-		$233,235
Services	43,755	-		43,755	-		43,755
	276,990	-		276,990	-		276,990

Cost of sales
Products	95,553	30,042	(a)	125,595	(29,865)	(e)	95,730
Services	24,891	651	(b)	25,542	(651)	(b)	24,891
	120,444	30,693		151,137	(30,516)		120,621

Gross profit	156,546	(30,693)		125,853	30,516		156,369
					.
Operating expenses
Research and development	28,929	1,854	(b)	30,783	(1,854)	(b)	28,929
Selling, general and administrative	81,100	15,203	(c)	96,303	(19,662)	(f)	76,641
	110,029	17,057		127,086	(21,516)		105,570

Operating income	46,517	(47,750)		(1,233)	52,032		50,799

Other income (expense)
Interest income, net	923	-		923	-		923
Foreign currency transaction losses, net	(888)	-		(888)	-		(888)
Other, net	1,083	-		1,083	(1,830)	(g)	(747)
	1,118	-		1,118	(1,830)		(712)

Income before income taxes	47,635	(47,750)		(115)	50,202		50,087

Income tax expense	12,315	(3,458)	(d)	8,857	4,059	(d)	12,916

Net income	$35,320	$(44,292)		$(8,972)	$46,143		$37,171

Earnings per common share
Basic	$0.97	$(1.21)		$(0.25)	$1.26		$1.02
Diluted	$0.90	$(1.21)		$(0.25)	$1.17		$0.94

Weighted average number of common
shares outstanding
Basic	36,562			36,562			36,562
Diluted	39,436			36,562			39,436

(a) Represents amortization expense of $27.47 million related to acquired Objet intangible assets, non-cash stock-based compensation expense of $0.67 million and a $1.90 million reclassification of shipping and handling costs from selling, general and administrative.
(b) Represents non-cash stock-based compensation expense.
(c) Represents amortization expense of $7.82 million related to acquired Objet intangible assets, non-cash stock-based compensation expense of $9.28 million and a $1.90 million reclassification of shipping and handling costs to cost of sales.
(d) Represents the tax benefit related to non-GAAP adjustments.
(e) Represents amortization expense of $28.63 million related to acquired intangible assets, non-cash stock-based compensation expense of $0.67 million and expense of $0.56 million for the revaluation of Solidscape, Inc. inventory at the time of acquisition.
(f) Represents amortization expense of $8.18 million related to acquired intangible assets, non-cash stock-based compensation expense of $10.87 million and expense of $0.61 million for the acquisition of Solidscape, Inc.
(g) Represents a gain of $1.20 million on the sale of an equity investment and a gain of $0.63 million on the sale of an auction rate security

These adjustments reconcile the Company’s GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results adjusted for the non-GAAP items described above provides meaningful supplemental information to both management and investors. The Company considers these non-GAAP measures to be indicative of its core operating results and facilitates a comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes, however these measures should not be viewed as a substitute for the Company’s GAAP results.